UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement   Definitive Additional Materials  Soliciting Material Under §240.14a-12 CME GROUP INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Hello, My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors. I was first elected to the CME Group Board in 2015. Currently, I co-chair the Clearing House Risk Committee (CHRC) and Chair the Interest Rate Swap Risk Committee (IRSRC). I am also a member of the Clearing House Oversight Committee (CHOC). I am running on my three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As managing Member of WH Trading, I oversee technology, risk management, operations and strategy development. Since founding WH Trading in 1994, the firm has grown to over 80 employees. WH Trading participates in a wide range of futures and options markets both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and we benchmark the performance of our trading systems at the microsecond level. I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last decade, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last decade, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process and in the coming decade one’s ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a Board member, I will tirelessly work to ensure that the Exchange and its members are best prepared for the next systemic change. I am running because the Board of Directors needs a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading comprising nearly 20% of CME Group’s overall volume in 2021, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 30 years of option trading, risk management, and strategic planning will continue to provide a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX, COMEX and MGEX which has provided me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members. I am running because I understand the importance of strong relationships with elected officials. Over the past decade, I have worked to advocate on behalf of and preserve the interests of the trading industry. Annually, I have traveled to Washington, DC to advocate on behalf of CME Group where I have participated in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional Leadership. I have participated in a small intimate meeting with House leadership to ensure that CME Group’s interests were represented and legislative priorities advanced. I understand the importance of strong relationships with Washington, DC. As a result, I was solicited to serve as a CME Political Action Committee Board of Directors working to ensure that support is given to candidates to ensure their education and understanding of CME Group. I look forward to such advocacy resuming as travel and in person meetings resume. Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Sincerely, Will Hobert Managing Member WH Trading LLC whobert@whtrading.com YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Patrick J Mulchrone (PJM) Member CME, IMM, IOM and GEM My Fellow Class B-1 Shareholders, I once again write to you in hope of gaining your support in the upcoming CME Group Board election. It has been a privilege to serve as your Class B-1 Director for the past two years. We have experienced explosive growth recently. I feel like we are at the start of an inflationary cycle with the possibility of rising interest rates. CME Group is positioned correctly to be the primary beneficiary of the need to hedge interest rate exposure. Our Eurodollar, Bond, 10 Yr Note and SOFR contracts are consistently setting the standard for excellence in liquidity and efficiency. Inflation and supply chain issues have also brought bull markets to our Ag and Grain products. The rise in open interest has shown that CME Group is the market of choice for both professional traders and commercial hedgers. You can rest assured that I show up for every Board and Committee meeting prepared. I speak up on behalf of our market participants, including our Class B-1 shareholders, and advocate on your behalf as shareholders and valued clients. I believe that “a rising tide lifts all boat” and if myself and my fellow Board members continue to advocate for our market participants, we will continue to grow and create value for all. I promise to be rational and open-minded in looking for all possibilities to achieve these objectives. As a member of the CME Board of Governors from 1991-2001 and as your Class B-1 Director, I have been a member of many committees, including in the role of Chair — too many to list here. I sit on the Advisory Board of Misericordia. I also am on the Business Conduct committee of the NFA. I have the experience and the energy needed to continue to serve as your elected Class B-1 Director. Please look out for your proxy materials, which are being distributed later in March, and take a moment to vote. I would really appreciate your support. Best, Pat pjmulchrone@gmail.com YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Robert J Tierney 141 W Jackson, Suite 1710A Chicago, IL 60604 Cell: 773.405.9073 Bobtierney@koretrading.com Dear CME Member and Class B-1 Shareholder, I am requesting your vote for a fourth term as one of your elected CME Group Class B-1 directors. I am honored to have this privilege to continue to serve as your elected Board member. The conversations over the last twelve months continue to add great value. I desire to continue articulating each of your perspectives, and do my very best to continue enhancing our markets. As the owner of Kore Trading, LLC, we have expanded our growth by adding personnel to Kore’s training programs, injecting more young bright talent into the trading community. This enabled us to substantially increase Kore’s participation. Also, Kore has expanded its global reach with the establishment of a new overseas office. This experience is allowing Kore Chicago to grow even faster, as well as bring awareness and interest in CME Group markets in a lesser known location. Kore continued its mission of investing in and educating and mentoring new college graduates over the last nine months. Our footprint continues to expand in CME Group’s cash markets, as well as our active participation in its core futures markets. This gives me unique insight into potential areas for growth at CME Group. In addition to our continued leasing of seats, I personally own 1 CME, 2 IMM, 1 IOM, 1 GEM, 1 NYMEX, 1 COMEX, and 1 CBOT AM, as well as in excess of 9,000 CME Group Class A shares. I hope my message is clear and consistent: I deeply value these significant investments at CME Group and share your vision of continuing expansion for our great company. I ask again, please take this letter as another invitation to reach out and share more of your thoughts, for which I am most thankful. We share a common goal in increasing value for CME Group. My humblest thanks for these conversations, communications and the opportunity you have afforded me with your vote being your Class B-1 director. Please exercise your opportunity to vote your proxy and support the next generation of board leadership before the May 4, 2022 Annual Shareholder Meeting. Thank you for all your support! Best Regards, Bob Tierney YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Friends, CME Member and Class B-2 Shareholder, The CME Group Board of Directors election is upon us yet again. My name is Mike Dennis and I joined the CME Group Board in 2020 ushering in a younger voice and a fresh perspective. In addition to the CME Group Board, I also serve on the Clearing House Oversight Committee and the Finance Committee. Thank you for all your support over the years. I am again seeking your vote to serve as a Class B-2 Director. My objective has always been clear — support ideas that work to elevate CME Group while also challenging themes that can cause friction among our clients, members and market participants. Since joining the CME Group Board in 2020, the company has experienced tremendous growth and has made some key decisions to drive the firm forward. A few highlights: • 10 Year partnership with Google Cloud - Ability to co-innovate to deliver expanded access, new products, and increased efficiencies for all market participants • CME Group joint venture with IHS Markit – Provide increased efficiencies and automation in post trade services • Launching micro crypto currency futures – An efficient, cost effective way for market participants to enhance trading in digital assets • Restructure of the Management Team – Further sharpen company focus to achieve strategic priorities for CME Group clients, shareholders and employees CME Group will continue to take steps to expand our product breath, global footprint, and advance technology. The addition of cash Fixed Income and FX, new derivatives in crypto currencies, and the partnership with Google Cloud are just a few themes where it is imperative that the Class B-2 Director you elect has a relevant role in the industry and can bring experience that matches the current portfolio of CME Group. As a former trader and a current Principal at one of the largest multi-asset clearing firms, I am at the forefront of discussions on new products, new technologies, risk management, regulation and the competitive environment. I am constantly advocating for market participants, as they are a key part of growing our business, and I want to continue my career of advocacy on a larger platform. As a CME Group shareholder, you deserve a Board member who has deep experience to match CME Group’s offerings. I am committed to this industry; it is my daily work and I committed to serving as a Director. Thank you for your support. I will continue to pledge my time, experience and enthusiasm to serve the interests of all shareholders of CME Group and to be an advocate for all market participants. Please feel free to contact me directly – I welcome all questions, comments and suggestions and value the voice of all shareholders and market participants. Regards, Mike Dennis 773.425.6764 (m) 312.604.8693 (o) mikedennis80@gmail.com YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

PATRICK W. MALONEY Greetings IMM Class B-2 Shareholders, It has been the honor and privilege of my professional career to serve as your Class B-2 Director the past 2 years. I am reaching out to you as the CME Group Board of Directors election is once again upon us. I am aware how valuable your time is, and I appreciate you taking a moment to consider my request for your support once again. My qualifications and experience that make me your best choice for your Class B-2 Director: • CME Group Board Member since May 2020 and IMM member for the past 37 years with experience to support the viewpoint and perspective you bring as valued market participants • CME Group Risk Committee member appointed in 2020 providing oversight of CME Group risk management practices and compliance/ethics programs • Full-time Floor broker since 1985 interacting daily with firms, traders, customers, and others in all aspects of the industry • Current Political Action Committee Board member working with Washington to maintain essential dialogue; have served on a multitude of committees from Booth Space to Floor Conduct and many more over the 37 years I have been on the trading floor My goals as a Class B-2 Director are to: • Monitor regulation, maintain strong and educated relationships with governing bodies as well as CME Group Board members and the Management Team • Maintain competitive clearing fees and costs in a demanding global marketplace • Further encourage and support market participation in Crypto and retail trade endeavors • Continue the important work of ensuring the transition of LIBOR to SOFR as the preferred benchmark for global short-term interest rates The proxy materials, including the 16-digit control number required to cast your vote, will be sent out later in March via email (if you registered to vote electronically) or regular mail. The annual shareholder meeting will be held Wednesday May 4th, 2022. I am grateful for the support I received the past two years and will continue to be an advocate bringing forward your perspectives. It has been my pleasure to connect with many of you over the last two years and as always, I am accessible and available any time to listen and respond promptly to your questions and concerns. Vote for Pat Maloney because we share a collective interest in the success of CME Group, providing valuable tools and services to help you manage your risk in this environment and your voice deserves to be heard! Patrick Maloney CME GROUP Board Director 630-204-5978 pmaloney1116@gmail.com YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

JACK NEWHOUSE CME Group 2022 Board of Directors Class B-2 Director Candidate cell: 847.977.7755 email: jdntrd@aol.com March 23, 2022 My name is Jack Newhouse; and I am running to serve as one of your two Class B-2 Directors on the Board of CME Group. I am entering my 20th year as a partner and active trader at Gator Trading, a proprietary trading firm that is actively involved in all of CME Group’s major markets. While working at Gator, I have spent the past decade serving on the CME PAC Board working to advance CME Group’s public policy priorities to ensure a strong future. Previously, I attended Duke University, where I was captain of the swim team. During this CME Group election cycle, I am in the unique position of being the only slated Class B director candidate who is not currently a sitting Board member. Both of my opponents have served two terms; and I thank them for their service. I strongly believe that now is the time to get a fresh face and perspective on the Board. From the time my opponents were first elected to the Board (May, 2020) to the time of this letter, CME Group stock has appreciated approximately 30%. During that timeframe, SPY has increased by 50%, and XLF (Financial Sector ETF) by 79%. I believe high energy prices, inflation, expected interest rate increases, volatile grain markets, and a tremendous bull market in equities have created phenomenal conditions for CME Group. As a trader and investor, I participate in cash markets, venture investing, crypto; and fintech. My broad experience in these key areas help underscore the fact that financial markets are evolving and becoming more intertwined. I believe that this experience will support the Company’s and the Board’s strategy and responsiveness to changes in the marketplace. For example, founded less than three years ago, FTX and FTX.us are worth a combined $40 bn. I believe these sorts of competitors pose a very real threat to CME Group. Over the past 20 years, CME Group has shown tremendous growth, from its Initial Public Offering to currently being one of the largest financial marketplaces in the world. To remain a market leader, I believe CME Group needs to consider expanding into new growth markets; increasing our product set, onboarding new participants; and evaluating its fee structure so as to best incentivize current and new market participants. Last year, running for a Class B-2 Board seat, I came up just short in a very close election. This experience was eye opening, providing a chance to connect and learn from many fellow traders and market participants. In conversations with Class B-2 shareholders, one overarching theme is that they are tired of the Board election campaigning process and the amount of outreach received from candidates in the contested elections. When you cast your ballot, I hope you vote for the person best suited for the job. This election should be decided on the quality of the candidate and the strength of their vision and ideas. I appreciate you taking the time to consider me for a position on the CME Group Board as a Class B-2 Director. As an active trader, I understand the pressures we are facing in the current environment and I want to be respectful of your time and resources. I value having individual conversations regarding my experience and what I would bring to the Board. I will be personally conducting all of my solicitations and campaigning without the help of any third parties. For any questions on my candidacy, feel free to reach me at 847-977-7755. I hope you will cast your ballot, and vote for the two candidates who are the most qualified. I promise to be a fierce advocate for the long-term success of CME Group. Thank you for your consideration, Jack Newhouse jdntrd@aol.com 847.977.7755 YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Elizabeth A. Cook CME Group 2022 Board of Directors Class B-3 Director Candidate CME Group Board Member since 2015 (312) 982-6631 Long-Time Active Trader, Skilled Leader Bringing Diversity and a Fresh Perspective Dear Friends, Fellow IOM Members and Class B-3 Shareholders, My first hope is this letter finds you and your family well as the global pandemic seems to be winding down and we are slowly returning back to the office. I am asking for your vote allowing me to continue on as your Class B-3 Director. This past year was unprecedented for CME Group. The continued global pandemic and political uncertainty created an environment of increased market volatility. With that, in 2021 CME Group reached a record ADV of 19.6 million contracts with Interest Rates futures and options recording an ADV of 9.8 million contracts, an increase of 15% over 2020. In addition, our Bitcoin futures and options ADV grew to a record 10K contracts, an increase of 13% YoY. In addition to these achievements CME Group signed a 10-year partnership with Google Cloud to transform global derivative markets. Google Cloud’s data analytics and machine learning solutions will help CME Group provide clients with on demand information. I will continue to focus on the board areas where I have made my greatest contributions: ● Promoting new product development such as the SOFR and Crypto currency line of products. ● Keeping a trained and watchful eye on exchange fees and costs to stay competitive in the global marketplace. ● Overseeing CME Group’s financial reporting and disclosures as a member of the Board’s Audit Committee. I have been an equity owner since 1983 and one of the few female members of CME Group. Since 1985, in my role as a member of numerous committees, I have added value and had an impact on the improvement of CME Group’s operating environment. In addition to the Board Audit and Compensation, I currently serve on the Arbitration (Co-Chair), Floor Conduct (Co-Chair), Business Conduct, CME Political Action and Membership committees and on the Board of the CME Gratuity Fund. I proudly commit myself to the financial industry and the support of the overall community. In addition to my trading and service on the CME Group Board, I served on the Board of Directors for Women in Listed Derivatives (WILD) and now support the WILD Gives Back, an extension of WILD, and serve as a Corporate Trustee of the Associated Colleges of Illinois. The National Association of Corporate Directors recognized me as a Governance Fellow. The Navy Seal Foundation and The ALS Association Greater Chicago Chapter chose me to represent them as their Ambassador. I continue my longtime volunteer role with Honor Flight Chicago and am an active member of BENS, Business Executives for National Security. Thank you for considering supporting me and I would welcome the honor to serve you again as your Class B-3 Director. Best regards, YOUR VOTE IS IMPORTANT! Beginning on April 4, 2022, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote (subject to verification of your identity as a shareholder of record). 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2022. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them. 2